Exhibit 10.1

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM

THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION.

AMENDMENT NO 2. TO LICENSE AGREEMENT

This Amendment No. 2 to License Agreement (“Amendment”) is made as of December 12, 2014 (the “Effective Date”) and amends certain portions the License Agreement (the “Agreement”), dated as of October 10, 2013, as amended on October 25, 2013, by and between Ignyta, Inc. (“Ignyta”) and Nerviano Medical Sciences S.r.l. (“Nerviano”).

RECITALS

A.       The Agreement sets forth certain rights and obligations of each of the Parties relating to the APIs and Licensed IP Rights (as each such term is defined in the Agreement); and

B.       The Parties now desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.   Construction. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement.

2.   Amendment to Agreement. Section 4.3 of the Agreement shall be amended and restated to read in its entirety as follows:

Milestone Payments. Ignyta shall pay an initial Milestone of $10,000,000 to Nerviano within ten days from the Effective Date of the Amendment No. 2 and no later than on December 31, 2014.

The following additional payments relating to milestones (“Development Milestones”) shall be paid by Ignyta to Nerviano within [***] following the date or the first achievement of the applicable Development Milestone as set forth below. Each Development Milestone payment is due only one time.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Development Milestone	Payment (in US Dollars)

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

For purposes of the above Milestone Events [***]

3.   Effect of Amendment; Conflicts. Except as expressly amended by this Amendment, the Agreement shall continue in full force and effect. If there is any conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall govern and control.

4.   Further Assurances. The parties agree to execute such further instruments, agreements and documents and to take such further actions as may reasonably be necessary to carry out the intent of this Amendment.

5.   Counterparts. This Amendment may be executed in any number of counterparts, each which shall be deemed an original, and all of which together shall constitute one instrument.

6.   Entire Agreement. This Amendment, together with the Agreement and the documents referenced herein and therein, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.

[Signature page follows]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

NERVIANO MEDICAL SCIENCES

By: /s/ Marc A. Pierotti

Name: Marc A. Pierotti

Title: President and Chief Executive Officer

IGNYTA, INC.

By: /s/ Jonathan Lim

Name: Jonathan Lim

Title: President and Chief Executive Officer